The Bank of New York Mellon Corporation

Financial Supplement

Second Quarter 2023

THE BANK OF NEW YORK MELLON CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per common share amounts, or unless otherwise noted)						2Q23 vs.				YTD23 vs.
	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23	2Q22	YTD23	YTD22	YTD22
Selected income statement data
Fee and other revenue	$3,354	$3,235	$2,862	$3,353	$3,430	4%	(2)%	$6,589	$6,658	(1)%
Net interest revenue	1,100	1,128	1,056	926	824	(2)	33	2,228	1,522	46
Total revenue	4,454	4,363	3,918	4,279	4,254	2	5	8,817	8,180	8
Provision for credit losses	5	27	20	(30)	47	N/M	N/M	32	49	N/M
Noninterest expense	3,111	3,100	3,213	3,679	3,112	—	—	6,211	6,118	2
Income before income taxes	1,338	1,236	685	630	1,095	8	22	2,574	2,013	28
Provision for income taxes	270	260	142	242	231	4	17	530	384	38
Net income	$1,068	$976	$543	$388	$864	9%	24%	$2,044	$1,629	25%
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$1,031	$905	$509	$319	$835	14%	23%	$1,936	$1,534	26%
Diluted earnings per common share	$1.30	$1.12	$0.62	$0.39	$1.03	16%	26%	$2.42	$1.88	29%
Average common shares and equivalents outstanding – diluted (in thousands)	790,725	807,718	815,846	814,516	813,590	(2)%	(3)%	799,157	813,894	(2)%

Financial ratios (Returns are annualized)
Pre-tax operating margin	30%	28%	17%	15%	26%			29%	25%
Return on common equity	11.6%	10.3%	5.7%	3.5%	9.3%			10.9%	8.4%
Return on tangible common equity – Non-GAAP (a)	22.6%	20.2%	11.5%	7.5%	19.2%			21.4%	17.2%
Non-U.S. revenue as a percentage of total revenue	37%	35%	39%	35%	36%			36%	35%

Period end
Assets under custody and/or administration (“AUC/A”) (in trillions) (b)	$46.9	$46.6	$44.3	$42.2	$43.0	1%	9%
Assets under management (“AUM”) (in trillions)	$1.91	$1.91	$1.84	$1.78	$1.94	—%	(2)%
Full-time employees	53,200	51,600	51,700	51,100	50,800	3%	5%
Book value per common share	$46.35	$45.36	$44.40	$43.18	$44.73
Tangible book value per common share – Non-GAAP (a)	$24.17	$23.52	$23.11	$21.55	$22.02
Cash dividends per common share	$0.37	$0.37	$0.37	$0.37	$0.34
Common dividend payout ratio	29%	34%	60%	95%	33%
Closing stock price per common share	$44.52	$45.44	$45.52	$38.52	$41.71
Market capitalization	$34,671	$35,858	$36,800	$31,135	$33,706
Common shares outstanding (in thousands)	778,782	789,134	808,445	808,280	808,103

Capital ratios at period end (c)
Common Equity Tier 1 ("CET1") ratio	11.1%	11.0%	11.2%	10.0%	10.0%
Tier 1 capital ratio	14.0%	13.9%	14.1%	12.8%	12.8%
Total capital ratio	14.8%	14.7%	14.9%	13.7%	13.6%
Tier 1 leverage ratio	5.7%	5.8%	5.8%	5.4%	5.2%
Supplementary leverage ratio ("SLR")	7.0%	6.9%	6.8%	6.3%	6.2%
(a) Non-GAAP information, for all periods presented, excludes goodwill and intangible assets, net of deferred tax liabilities. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of Non-GAAP measures.

(b) Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.6 trillion at June 30, 2023, $1.5 trillion at March 31, 2023 and Dec. 31, 2022, $1.4 trillion at Sep. 30, 2022 and $1.5 trillion at June 30, 2022.

(c) Regulatory capital ratios for June 30, 2023 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for June 30, 2023, March 31, 2023 and Dec. 31, 2022 was the Advanced Approaches, for Sept. 30, 2022 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio, and for June 30, 2022 was the Advanced Approaches.

N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT

(dollars in millions, except per share amounts; common shares in thousands)						2Q23 vs.				YTD23 vs.
	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23	2Q22	YTD23	YTD22	YTD22
Revenue
Investment services fees	$2,252	$2,119	$2,173	$2,157	$2,206	6%	2%	$4,371	$4,199	4%
Investment management and performance fees	762	776	783	800	833	(2)	(9)	1,538	1,716	(10)
Foreign exchange revenue	158	176	190	203	222	(10)	(29)	334	429	(22)
Financing-related fees	50	52	43	43	44	(4)	14	102	89	15
Distribution and servicing fees	35	33	33	33	34	6	3	68	64	6
Total fee revenue	3,257	3,156	3,222	3,236	3,339	3	(2)	6,413	6,497	(1)
Investment and other revenue	97	79	(360)	117	91	N/M	N/M	176	161	N/M
Total fee and other revenue	3,354	3,235	2,862	3,353	3,430	4	(2)	6,589	6,658	(1)
Net interest revenue	1,100	1,128	1,056	926	824	(2)	33	2,228	1,522	46
Total revenue	4,454	4,363	3,918	4,279	4,254	2	5	8,817	8,180	8
Provision for credit losses	5	27	20	(30)	47	N/M	N/M	32	49	N/M
Noninterest expense
Staff	1,718	1,791	1,802	1,673	1,623	(4)	6	3,509	3,325	6
Software and equipment	450	429	432	421	405	5	11	879	804	9
Professional, legal and other purchased services	378	375	415	363	379	1	—	753	749	1
Net occupancy	121	119	143	124	125	2	(3)	240	247	(3)
Sub-custodian and clearing	119	118	112	124	131	1	(9)	237	249	(5)
Distribution and servicing	93	85	86	88	90	9	3	178	169	5
Business development	47	39	45	34	43	21	9	86	73	18
Bank assessment charges	41	40	19	35	37	3	11	81	72	13
Goodwill impairment	—	—	—	680	—	N/M	N/M	—	—	N/M
Amortization of intangible assets	14	14	16	17	17	—	(18)	28	34	(18)
Other	130	90	143	120	262	44	(50)	220	396	(44)
Total noninterest expense	3,111	3,100	3,213	3,679	3,112	—	—	6,211	6,118	2
Income before income taxes	1,338	1,236	685	630	1,095	8	22	2,574	2,013	28
Provision for income taxes	270	260	142	242	231	4	17	530	384	38
Net income	1,068	976	543	388	864	9	24	2,044	1,629	25
Net (income) loss attributable to noncontrolling interests	(1)	—	—	—	5	N/M	N/M	(1)	13	N/M
Preferred stock dividends	(36)	(71)	(34)	(69)	(34)	N/M	N/M	(107)	(108)	N/M
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$1,031	$905	$509	$319	$835	14%	23%	$1,936	$1,534	26%

Average common shares and equivalents outstanding: Basic	787,718	803,340	811,669	811,304	810,903	(2)%	(3)%	795,512	810,233	(2)%
Diluted	790,725	807,718	815,846	814,516	813,590	(2)%	(3)%	799,157	813,894	(2)%

Earnings per common share: Basic	$1.31	$1.13	$0.63	$0.39	$1.03	16%	27%	$2.43	$1.89	29%
Diluted	$1.30	$1.12	$0.62	$0.39	$1.03	16%	26%	$2.42	$1.88	29%
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET

	2023		2022
(in millions)	June 30	March 31	Dec. 31	Sept. 30	June 30
Assets
Cash and due from banks	$5,720	$5,564	$5,030	$4,707	$5,185
Interest-bearing deposits with the Federal Reserve and other central banks	118,908	117,042	91,655	107,427	125,372
Interest-bearing deposits with banks	12,316	15,114	17,169	13,890	16,639
Federal funds sold and securities purchased under resale agreements	35,378	26,894	24,298	23,483	22,940
Securities	134,233	138,678	142,816	144,181	150,844
Trading assets	10,562	9,024	9,908	12,650	10,759
Loans	64,469	62,323	66,063	69,829	69,347
Allowance for loan losses	(191)	(170)	(176)	(164)	(181)
Net loans	64,278	62,153	65,887	69,665	69,166
Premises and equipment	3,241	3,248	3,256	3,311	3,354
Accrued interest receivable	963	978	858	723	548
Goodwill	16,246	16,192	16,150	16,412	17,271
Intangible assets	2,881	2,890	2,901	2,902	2,934
Other assets	25,656	27,335	25,855	28,602	27,609
Total assets	$430,382	$425,112	$405,783	$427,953	$452,621
Liabilities
Deposits	$292,045	$281,294	$278,970	$301,989	$325,813
Federal funds purchased and securities sold under repurchase agreements	21,285	26,540	12,335	11,339	11,434
Trading liabilities	6,319	5,705	5,385	7,494	5,595
Payables to customers and broker-dealers	21,084	22,598	23,435	23,741	25,769
Other borrowed funds	1,371	2,538	397	357	520
Accrued taxes and other expenses	5,160	4,732	5,410	5,316	5,011
Other liabilities	9,553	10,414	8,543	10,001	9,724
Long-term debt	32,463	30,489	30,458	27,820	27,610
Total liabilities	389,280	384,310	364,933	388,057	411,476
Temporary equity
Redeemable noncontrolling interests	104	96	109	152	154
Permanent equity
Preferred stock	4,838	4,838	4,838	4,838	4,838
Common stock	14	14	14	14	14
Additional paid-in capital	28,726	28,650	28,508	28,374	28,316
Retained earnings	39,199	38,465	37,864	37,660	37,644
Accumulated other comprehensive loss, net of tax	(5,602)	(5,543)	(5,966)	(6,627)	(5,307)
Less: Treasury stock, at cost	(26,242)	(25,790)	(24,524)	(24,522)	(24,521)
Total The Bank of New York Mellon Corporation shareholders’ equity	40,933	40,634	40,734	39,737	40,984
Nonredeemable noncontrolling interests of consolidated investment management funds	65	72	7	7	7
Total permanent equity	40,998	40,706	40,741	39,744	40,991
Total liabilities, temporary equity and permanent equity	$430,382	$425,112	$405,783	$427,953	$452,621

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE

						2Q23 vs.				YTD23 vs.
(dollars in millions)	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23	2Q22	YTD23	YTD22	YTD22
Investment services fees	$2,252	$2,119	$2,173	$2,157	$2,206	6%	2%	$4,371	$4,199	4%
Investment management and performance fees:
Investment management fees (a)	752	754	757	790	828	—	(9)	1,506	1,677	(10)
Performance fees	10	22	26	10	5	N/M	100	32	39	(18)
Total investment management and performance fees (b)	762	776	783	800	833	(2)	(9)	1,538	1,716	(10)
Foreign exchange revenue	158	176	190	203	222	(10)	(29)	334	429	(22)
Financing-related fees	50	52	43	43	44	(4)	14	102	89	15
Distribution and servicing fees	35	33	33	33	34	6	3	68	64	6
Total fee revenue	3,257	3,156	3,222	3,236	3,339	3	(2)	6,413	6,497	(1)
Investment and other revenue:
Income (loss) from consolidated investment management funds	10	5	9	(7)	(24)	N/M	N/M	15	(44)	N/M
Seed capital gains (losses) (c)	7	8	6	(11)	(24)	N/M	N/M	15	(32)	N/M
Other trading revenue	53	45	34	65	45	N/M	N/M	98	50	N/M
Renewable energy investment (losses)	(45)	(32)	(32)	(44)	(44)	N/M	N/M	(77)	(88)	N/M
Corporate/bank-owned life insurance	23	27	35	32	28	N/M	N/M	50	61	N/M
Other investments gains (losses) (d)	10	(9)	7	13	78	N/M	N/M	1	139	N/M
Disposal (losses) gains	(1)	(1)	(11)	37	—	N/M	N/M	(2)	—	N/M
Expense reimbursements from joint venture	31	29	28	27	26	N/M	N/M	60	53	N/M
Other income	9	8	12	4	6	N/M	N/M	17	18	N/M
Net securities (losses) gains	—	(1)	(448)	1	—	N/M	N/M	(1)	4	N/M
Total investment and other revenue	97	79	(360)	117	91	N/M	N/M	176	161	N/M
Total fee and other revenue	$3,354	$3,235	$2,862	$3,353	$3,430	4%	(2)%	$6,589	$6,658	(1)%
(a) Excludes seed capital gains (losses) related to consolidated investment management funds.
(b) On a constant currency basis (Non-GAAP), investment management and performance fees decreased 8% compared with 2Q22. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

(c) Includes gains (losses) on investments in BNY Mellon funds which hedge deferred incentive awards.
(d) Includes strategic equity, private equity and other investments.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AVERAGE BALANCES AND INTEREST RATES
	2Q23			1Q23			4Q22			3Q22			2Q22
	Average balance	Average rate		Average balance	Average rate		Average balance	Average rate		Average balance	Average rate		Average balance	Average rate
(dollars in millions; average rates are annualized)
Assets
Interest-earning assets:
Interest-bearing deposits with the Federal Reserve and other central banks	$114,578	4.29%		$94,899	3.59%		$94,868	2.60%		$91,836	1.23%		$102,844	0.38%
Interest-bearing deposits with banks	13,919	3.68		16,225	3.51		15,750	2.70		16,298	1.62		18,097	0.74
Federal funds sold and securities purchased under resale agreements	26,989	26.38	(a)	24,631	16.32	(a)	25,657	11.22	(a)	22,971	5.55	(a)	24,212	1.91	(a)
Loans	63,459	6.05		63,261	5.54		67,364	4.65		68,082	3.39		69,036	2.15
Securities:
U.S. government obligations	34,147	2.90		38,852	2.89		39,382	2.46		40,829	1.75		41,267	1.07
U.S. government agency obligations	61,565	2.78		62,280	2.60		61,426	2.30		62,819	1.91		64,939	1.59
State and political subdivisions (b)	13	4.45		23	7.07		1,178	2.77		1,982	2.39		2,065	2.13
Other securities (b)	40,976	3.59		42,429	3.21		41,732	2.66		42,642	1.90		43,635	1.31
Total investment securities (b)	136,701	3.05		143,584	2.86		143,718	2.45		148,272	1.87		151,906	1.37
Trading securities (b)	6,403	5.02		5,778	4.97		5,630	4.51		4,603	3.06		4,687	1.91
Total securities (b)	143,104	3.14		149,362	2.94		149,348	2.53		152,875	1.91		156,593	1.39
Total interest-earning assets (b)	$362,049	5.77%		$348,378	4.56%		$352,987	3.59%		$352,062	2.24%		$370,782	1.25%
Noninterest-earning assets	59,125			59,123			61,532			63,608			66,841
Total assets	$421,174			$407,501			$414,519			$415,670			$437,623

Liabilities and equity
Interest-bearing liabilities:
Interest-bearing deposits	$215,057	3.24%		$204,114	2.71%		$207,875	2.00%		$203,659	0.95%		$219,124	0.16%
Federal funds purchased and securities sold under repurchase agreements	26,282	26.39	(a)	18,316	19.75	(a)	13,985	16.88	(a)	12,297	8.05	(a)	12,610	2.47	(a)
Trading liabilities	3,893	4.46		3,025	4.05		3,572	3.45		3,550	2.52		3,231	1.25
Other borrowed funds	2,702	4.60		711	1.75		619	1.69		504	1.15		437	2.14
Commercial paper	5	5.11		—	—		6	3.87		5	2.34		5	1.61
Payables to customers and broker-dealers	14,801	3.85		16,954	3.08		17,147	2.27		18,030	1.07		16,592	0.21
Long-term debt	31,970	5.45		30,246	5.22		29,508	4.90		28,449	3.43		26,195	2.22
Total interest-bearing liabilities	$294,710	5.61%		$273,366	4.17%		$272,712	3.11%		$266,494	1.57%		$278,194	0.48%
Total noninterest-bearing deposits	62,152			69,886			75,862			84,804			91,893
Other noninterest-bearing liabilities	23,625			23,789			25,810			23,547			26,354
Total The Bank of New York Mellon Corporation shareholders’ equity	40,607			40,442			40,097			40,780			41,037
Noncontrolling interests	80			18			38			45			145
Total liabilities and equity	$421,174			$407,501			$414,519			$415,670			$437,623
Net interest margin		1.20%			1.29%			1.19%			1.05%			0.89%
Net interest margin (FTE) – Non-GAAP (c)		1.20%			1.29%			1.19%			1.05%			0.89%
(a) Includes the average impact of offsetting under enforceable netting agreements of approximately $113 billion for 2Q23, $62 billion for 1Q23, $51 billion for 4Q22, $35 billion for 3Q22 and $33 billion for 2Q22. On a Non-GAAP basis, excluding the impact of offsetting, the yield on federal funds sold and securities purchased under resale agreements would have been 5.10% for 2Q23, 4.62% for 1Q23, 3.76% for 4Q22, 2.21% for 3Q22 and 0.80% for 2Q22. On a Non-GAAP basis, excluding the impact of offsetting, the rate on federal funds purchased and securities sold under repurchase agreements would have been 4.99% for 2Q23, 4.49% for 1Q23, 3.63% for 4Q22, 2.11% for 3Q22 and 0.68% for 2Q22. We believe providing the rates excluding the impact of netting is useful to investors as it is more reflective of the actual rates earned and paid.

(b) Average rates were calculated on an FTE basis, at tax rates of approximately 21%.
(c) See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

THE BANK OF NEW YORK MELLON CORPORATION
CAPITAL AND LIQUIDITY

	2023		2022
(dollars in millions)	June 30	March 31	Dec. 31		Sept. 30		June 30
Consolidated regulatory capital ratios (a)
Standardized Approach:
CET1 capital	$18,127	$17,876	$18,032		$16,726		$17,067
Tier 1 capital	22,956	22,710	22,856		21,495		21,824
Total capital	24,521	24,276	24,384		23,008		23,366
Risk-weighted assets	154,443	157,399	159,096		167,457		169,710

CET1 ratio	11.7%	11.4%	11.3%		10.0%		10.1%
Tier 1 capital ratio	14.9	14.4	14.4		12.8		12.9
Total capital ratio	15.9	15.4	15.3		13.7		13.8

Advanced Approaches:
CET1 capital	$18,127	$17,876	$18,032		$16,726		$17,067
Tier 1 capital	22,956	22,710	22,856		21,495		21,824
Total capital	24,257	24,005	24,143		22,762		23,112
Risk-weighted assets	163,649	162,905	161,672		165,893		169,919

CET1 ratio	11.1%	11.0%	11.2%		10.1%		10.0%
Tier 1 capital ratio	14.0	13.9	14.1		13.0		12.8
Total capital ratio	14.8	14.7	14.9		13.7		13.6

Tier 1 leverage ratio (a):
Average assets for Tier 1 leverage ratio	$403,205	$389,581	$396,643		$397,428		$418,467
Tier 1 leverage ratio	5.7%	5.8%	5.8%		5.4%		5.2%

SLR (a):
Leverage exposure	$326,429	$330,501	$336,049		$340,055		$351,552
SLR	7.0%	6.9%	6.8%		6.3%		6.2%

Average liquidity coverage ratio (a)	120%	118%	118%		116%		111%
Average net stable funding ratio (a)	136%	132%	N/A	(b)	N/A	(b)	N/A	(b)
(a) Regulatory capital and liquidity ratios for June 30, 2023 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for June 30, 2023, March 31, 2023 and Dec. 31, 2022 was the Advanced Approaches, for Sept. 30, 2022 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio, and for June 30, 2022 was the Advanced Approaches.

(b) The reporting requirement for the average net stable funding ratio became effective in 2Q23, inclusive of reporting the average 1Q23 ratio.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						2Q23 vs.				YTD23 vs.
(dollars in millions)	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23	2Q22	YTD23	YTD22	YTD22
Revenue:
Investment services fees:
Asset Servicing	$991	$948	$971	$953	$995	5%	—%	$1,939	$1,994	(3)%
Issuer Services	319	236	271	288	309	35	3	555	450	23
Total investment services fees	1,310	1,184	1,242	1,241	1,304	11	—	2,494	2,444	2
Foreign exchange revenue	124	139	149	132	155	(11)	(20)	263	303	(13)
Other fees (a)	54	55	55	52	54	(2)	—	109	95	15
Total fee revenue	1,488	1,378	1,446	1,425	1,513	8	(2)	2,866	2,842	1
Investment and other revenue	84	72	70	111	36	N/M	N/M	156	110	N/M
Total fee and other revenue	1,572	1,450	1,516	1,536	1,549	8	1	3,022	2,952	2
Net interest revenue	668	666	656	538	457	—	46	1,334	834	60
Total revenue	2,240	2,116	2,172	2,074	2,006	6	12	4,356	3,786	15
Provision for credit losses	16	—	11	(6)	13	N/M	N/M	16	3	N/M
Noninterest expense (ex. amortization of intangible assets)	1,575	1,548	1,568	1,549	1,647	2	(4)	3,123	3,149	(1)
Amortization of intangible assets	7	8	8	8	9	(13)	(22)	15	17	(12)
Total noninterest expense	1,582	1,556	1,576	1,557	1,656	2	(4)	3,138	3,166	(1)
Income before income taxes	$642	$560	$585	$523	$337	15%	91%	$1,202	$617	95%

Total revenue by line of business:
Asset Servicing	$1,706	$1,664	$1,681	$1,596	$1,534	3%	11%	$3,370	$3,046	11%
Issuer Services	534	452	491	478	472	18	13	986	740	33
Total revenue by line of business	$2,240	$2,116	$2,172	$2,074	$2,006	6%	12%	$4,356	$3,786	15%

Financial ratios:
Pre-tax operating margin	29%	26%	27%	25%	17%			28%	16%

Memo: Securities lending revenue (b)	$47	$48	$50	$48	$45	(2)%	4%	$95	$84	13%
(a) Other fees primarily include financing-related fees.
(b) Included in investment services fees reported in the Asset Servicing line of business.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						2Q23 vs.				YTD23 vs.
(dollars in millions, unless otherwise noted)	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23	2Q22	YTD23	YTD22	YTD22
Selected balance sheet data:
Average loans	$11,283	$10,939	$11,850	$11,573	$11,386	3%	(1)%	$11,112	$10,772	3%
Average assets (a)	$202,207	$196,560	$206,810	$203,063	$219,797	3%	(8)%	$199,399	$220,340	(10)%
Average deposits	$172,863	$167,209	$176,541	$176,328	$191,191	3%	(10)%	$170,051	$191,671	(11)%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)	$33.2	$32.6	$31.4	$30.0	$31.0	2%	7%
Market value of securities on loan at period end (in billions) (d)	$415	$441	$449	$435	$441	(6)%	(6)%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) June 30, 2023 information is preliminary.
(c) Consists of AUC/A primarily from the Asset Servicing line of business and, to a lesser extent, the Issuer Services line of business. Includes the AUC/A of CIBC Mellon of $1.6 trillion at June 30, 2023, $1.5 trillion at March 31, 2023 and Dec. 31, 2022, $1.4 trillion at Sept. 30, 2022 and $1.5 trillion at June 30, 2022.

(d) Represents the total amount of securities on loan in our agency securities lending program. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $66 billion at June 30, 2023, $69 billion at March 31, 2023, $68 billion at Dec. 31, 2022, $75 billion at Sept. 30, 2022 and $70 billion at June 30, 2022.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						2Q23 vs.				YTD23 vs.
(dollars in millions)	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23	2Q22	YTD23	YTD22	YTD22
Revenue:
Investment services fees:
Pershing	$496	$499	$502	$494	$479	(1)%	4%	$995	$912	9%
Treasury Services	172	168	170	173	176	2	(2)	340	346	(2)
Clearance and Collateral Management	265	260	249	239	240	2	10	525	483	9
Total investment services fees	933	927	921	906	895	1	4	1,860	1,741	7
Foreign exchange revenue	21	18	20	20	22	17	(5)	39	48	(19)
Other fees (a)	55	54	47	49	46	2	20	109	80	36
Total fee revenue	1,009	999	988	975	963	1	5	2,008	1,869	7
Investment and other revenue	16	15	15	14	11	N/M	N/M	31	11	N/M
Total fee and other revenue	1,025	1,014	1,003	989	974	1	5	2,039	1,880	8
Net interest revenue	420	453	396	378	340	(7)	24	873	636	37
Total revenue	1,445	1,467	1,399	1,367	1,314	(1)	10	2,912	2,516	16
Provision for credit losses	7	—	6	(1)	4	N/M	N/M	7	2	N/M
Noninterest expense (ex. amortization of intangible assets)	779	768	783	735	700	1	11	1,547	1,406	10
Amortization of intangible assets	2	1	2	2	2	100	—	3	4	(25)
Total noninterest expense	781	769	785	737	702	2	11	1,550	1,410	10
Income before income taxes	$657	$698	$608	$631	$608	(6)%	8%	$1,355	$1,104	23%

Total revenue by line of business:
Pershing	$686	$693	$673	$658	$636	(1)%	8%	$1,379	$1,206	14%
Treasury Services	402	412	382	390	373	(2)	8	814	711	14
Clearance and Collateral Management	357	362	344	319	305	(1)	17	719	599	20
Total revenue by line of business	$1,445	$1,467	$1,399	$1,367	$1,314	(1)%	10%	$2,912	$2,516	16%

Financial ratios:
Pre-tax operating margin	46%	48%	43%	46%	46%			47%	44%
(a) Other fees primarily include financing-related fees.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						2Q23 vs.				YTD23 vs.
(dollars in millions, unless otherwise noted)	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23	2Q22	YTD23	YTD22	YTD22
Selected balance sheet data:
Average loans	$36,432	$36,854	$39,843	$40,882	$42,391	(1)%	(14)%	$36,642	$42,253	(13)%
Average assets (a)	$131,657	$132,143	$132,306	$138,204	$141,952	—%	(7)%	$131,899	$141,570	(7)%
Average deposits	$85,407	$86,040	$86,083	$90,612	$94,716	(1)%	(10)%	$85,721	$95,207	(10)%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)	$13.4	$13.7	$12.7	$12.0	$11.8	(2)%	14%

Pershing
AUC/A at period end (in trillions) (b)	$2.4	$2.4	$2.3	$2.1	$2.2	—%	9%
Net new assets (U.S. platform) (in billions) (d)	$(34)	$37	$42	$45	$16	N/M	N/M
Average active clearing accounts (in thousands)	7,946	7,849	7,603	7,466	7,432	1%	7%

Treasury Services
Average daily U.S. dollar payment volumes	233,931	236,322	246,189	234,468	237,763	(1)%	(2)%

Clearance and Collateral Management
Average tri-party collateral management balances (in billions)	$6,044	$5,626	$5,451	$5,457	$5,207	7%	16%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) June 30, 2023 information is preliminary.
(c) Consists of AUC/A from the Clearance and Collateral Management and Pershing lines of business.
(d) Net new assets represent net flows of assets (e.g., net cash deposits and net securities transfers, including dividends and interest) in customer accounts in Pershing LLC, a U.S. broker-dealer.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT AND WEALTH MANAGEMENT BUSINESS SEGMENT

						2Q23 vs.				YTD23 vs.
(dollars in millions)	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23	2Q22	YTD23	YTD22	YTD22
Revenue:
Investment management fees	$750	$752	$754	$788	$825	—%	(9)%	$1,502	$1,673	(10)%
Performance fees	10	22	26	10	5	N/M	100	32	39	(18)
Investment management and performance fees (a)	760	774	780	798	830	(2)	(8)	1,534	1,712	(10)
Distribution and servicing fees	58	55	54	55	51	5	14	113	83	36
Other fees (b)	(56)	(53)	(58)	(45)	(31)	N/M	N/M	(109)	(30)	N/M
Total fee revenue	762	776	776	808	850	(2)	(10)	1,538	1,765	(13)
Investment and other revenue (c)	12	6	(3)	(3)	(13)	N/M	N/M	18	(21)	N/M
Total fee and other revenue (c)	774	782	773	805	837	(1)	(8)	1,556	1,744	(11)
Net interest revenue	39	45	52	57	62	(13)	(37)	84	119	(29)
Total revenue	813	827	825	862	899	(2)	(10)	1,640	1,863	(12)
Provision for credit losses	7	—	1	3	—	N/M	N/M	7	(3)	N/M
Noninterest expense (ex. goodwill impairment and amortization of intangible assets)	672	729	693	669	685	(8)	(2)	1,401	1,433	(2)
Goodwill impairment	—	—	—	680	—	N/M	N/M	—	—	N/M
Amortization of intangible assets	5	5	6	7	6	—	(17)	10	13	(23)
Total noninterest expense	677	734	699	1,356	691	(8)	(2)	1,411	1,446	(2)
Income (loss) before income taxes	$129	$93	$125	$(497)	$208	39%	(38)%	$222	$420	(47)%

Total revenue by line of business:
Investment Management	$546	$557	$550	$579	$603	(2)%	(9)%	$1,103	$1,261	(13)%
Wealth Management	267	270	275	283	296	(1)	(10)	537	602	(11)
Total revenue by line of business	$813	$827	$825	$862	$899	(2)%	(10)%	$1,640	$1,863	(12)%

Financial ratios:
Pre-tax operating margin	16%	11%	15%	(57)%	23%			14%	23%
Adjusted pre-tax operating margin – Non-GAAP (d)	18%	13%	17%	(64)%	26%			15%	25%

Selected balance sheet data:
Average loans	$13,995	$13,960	$14,404	$14,482	$14,087	—%	(1)%	$13,977	$13,660	2%
Average assets (e)	$27,260	$28,232	$28,488	$29,996	$33,668	(3)%	(19)%	$27,744	$34,643	(20)%
Average deposits	$15,410	$16,144	$16,416	$17,225	$20,802	(5)%	(26)%	$15,775	$21,647	(27)%
(a) On a constant currency basis, investment management and performance fees decreased 8% (Non-GAAP) compared with 2Q22. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

(b) Other fees primarily include investment services fees.
(c) Investment and other revenue and total fee and other revenue are net of income (loss) attributable to noncontrolling interests related to consolidated investment management funds.
(d) Net of distribution and servicing expense. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.
(e) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AUM BY PRODUCT TYPE, CHANGES IN AUM AND WEALTH MANAGEMENT CLIENT ASSETS

						2Q23 vs.				YTD23 vs.
(dollars in billions)	2Q23	1Q23	4Q22	3Q22	2Q22	1Q23	2Q22	YTD23	YTD22	YTD22
AUM by product type (a)(b):
Equity	$145	$142	$135	$125	$139	2%	4%
Fixed income	203	207	198	205	226	(2)	(10)
Index	440	408	395	366	387	8	14
Liability-driven investments	579	604	570	546	641	(4)	(10)
Multi-asset and alternative investments	162	161	153	181	188	1	(14)
Cash	377	386	385	353	356	(2)	6
Total AUM	$1,906	$1,908	$1,836	$1,776	$1,937	—%	(2)%

Changes in AUM (a)(b):
Beginning balance of AUM	$1,908	$1,836	$1,776	$1,937	$2,266			$1,836	$2,434
Net inflows (outflows):
Long-term strategies:
Equity	(3)	(4)	(5)	(5)	(4)			(7)	(8)
Fixed income	(4)	4	(12)	(3)	(1)			—	(6)
Liability-driven investments	(3)	10	19	30	12			7	29
Multi-asset and alternative investments	(1)	(3)	(4)	2	(5)			(4)	(9)
Total long-term active strategies (outflows) inflows	(11)	7	(2)	24	2			(4)	6
Index	2	(2)	(4)	(1)	12			—	7
Total long-term strategies (outflows) inflows	(9)	5	(6)	23	14			(4)	13
Short-term strategies:
Cash	(9)	—	27	(2)	(26)			(9)	(37)
Total net (outflows) inflows	(18)	5	21	21	(12)			(13)	(24)
Net market impact	(3)	52	18	(118)	(241)			49	(371)
Net currency impact	19	15	53	(64)	(76)			34	(102)
Divestiture	—	—	(32)	—	—			—	—
Ending balance of AUM	$1,906	$1,908	$1,836	$1,776	$1,937	—%	(2)%	$1,906	$1,937	(2)%

Wealth Management client assets (a)(c)	$286	$279	$269	$256	$264	3%	8%
(a) June 30, 2023 information is preliminary.
(b) Excludes assets managed outside of the Investment and Wealth Management business segment.
(c) Includes AUM and AUC/A in the Wealth Management line of business.

THE BANK OF NEW YORK MELLON CORPORATION
OTHER SEGMENT

(in millions)	2Q23	1Q23	4Q22	3Q22	2Q22	YTD23	YTD22
Revenue:
Fee revenue	$(2)	$3	$12	$28	$13	$1	$21
Investment and other revenue	(16)	(14)	(442)	(5)	62	(30)	74
Total fee and other revenue	(18)	(11)	(430)	23	75	(29)	95
Net interest (expense)	(27)	(36)	(48)	(47)	(35)	(63)	(67)
Total revenue	(45)	(47)	(478)	(24)	40	(92)	28
Provision for credit losses	(25)	27	2	(26)	30	2	47
Noninterest expense	71	41	153	29	63	112	96
(Loss) before income taxes	$(91)	$(115)	$(633)	$(27)	$(53)	$(206)	$(115)

Selected balance sheet data:
Average loans and leases	$1,749	$1,508	$1,267	$1,145	$1,172	$1,630	$1,244
Average assets	$60,050	$50,566	$46,915	$44,407	$42,206	$55,333	$42,371

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES PORTFOLIO

(dollars in millions)	March 31, 2023		2Q23 change in unrealized gain (loss)	June 30, 2023			Fair value as a % of amortized cost (a)	Unrealized gain (loss)		% Floating rate (b)	Ratings (c)
				Amortized cost (a)	Fair value						AAA/ AA-	A+/ A-	BBB+/ BBB-	BB+ and lower	Not rated
	Fair value
Agency RMBS	$39,519		$(358)	$42,582	$38,052		89%	$(4,530)		16%	100%	—%	—%	—%	—%
U.S. Treasury	35,505		(111)	35,086	33,818		96	(1,268)		50	100	—	—	—	—
Agency commercial MBS	11,824		(42)	12,188	11,441		94	(747)		43	100	—	—	—	—
Sovereign debt/sovereign guaranteed	11,783		(76)	11,217	10,662		95	(555)		25	89	6	4	1	—
Supranational	8,595		(43)	9,025	8,742		97	(283)		60	100	—	—	—	—
CLOs	6,664		28	6,853	6,765		99	(88)		100	100	—	—	—	—
U.S. government agencies	6,655		(23)	7,262	6,745		93	(517)		42	100	—	—	—	—
Foreign covered bonds	5,991		(6)	6,382	6,133		96	(249)		58	100	—	—	—	—
Non-agency commercial MBS	3,069		(9)	3,329	3,031		91	(298)		55	100	—	—	—	—
Foreign government agencies	2,415		(14)	2,500	2,380		95	(120)		36	95	5	—	—	—
Non-agency RMBS	1,986		(3)	2,058	1,895		92	(163)		48	85	3	—	6	6
Other asset-backed securities	1,145		(3)	1,153	1,043		90	(110)		14	100	—	—	—	—
State and political subdivisions	11		1	12	11		88	(1)		—	1	2	3	—	94
Other	1		—	1	1		100	—		—	—	—	—	—	100
Total securities	$135,163	(d)	$(659)	$139,648	$130,719	(d)(e)	94%	$(8,929)	(d)(f)	40%	99%	1%	—%	—%	—%
(a) Amortized cost reflects historical impairments, and is net of allowance for credit losses.
(b) Includes the impact of hedges.
(c) Represents ratings by S&P, or the equivalent.
(d) Includes net unrealized gains on derivatives hedging securities available-for-sale (including terminated hedges) of $1,979 million at March 31, 2023 and $2,406 million at June 30, 2023.
(e) The fair value of available-for-sale securities totaled $83,477 million at June 30, 2023, net of hedges, or 64% of the fair value of the securities portfolio, net of hedges. The fair value of the held-to-maturity securities totaled $47,242 million at June 30, 2023, or 36% of the fair value of the securities portfolio, net of hedges.

(f) At June 30, 2023, includes pre-tax net unrealized losses of $3,009 million related to available-for-sale securities, net of hedges, and $5,920 million related to held-to-maturity securities. The after-tax unrealized losses, net of hedges, related to available-for-sale securities was $2,269 million and the after-tax equivalent related to held-to-maturity securities was $4,513 million.
Note: The amortizable purchase premium (net of discount) relating to securities was $1,028 million at June 30, 2023 and the amortization of that net purchase premium was $42 million in 2Q23.

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES AND NONPERFORMING ASSETS

	2023		2022
(dollars in millions)	June 30	March 31	Dec. 31	Sept. 30	June 30
Allowance for credit losses – beginning of period:
Allowance for loan losses	$170	$176	$164	$181	$171
Allowance for lending-related commitments	83	78	72	62	53
Allowance for other financial instruments (a)	67	38	44	67	39
Allowance for credit losses – beginning of period	$320	$292	$280	$310	$263

Net (charge-offs) recoveries:
Charge-offs	(4)	—	(9)	(1)	(1)
Recoveries	2	1	1	1	1
Total net (charge-offs) recoveries	(2)	1	(8)	—	—
Provision for credit losses (b)	5	27	20	(30)	47
Allowance for credit losses – end of period	$323	$320	$292	$280	$310

Allowance for credit losses – end of period:
Allowance for loan losses	$191	$170	$176	$164	$181
Allowance for lending-related commitments	91	83	78	72	62
Allowance for other financial instruments (a)	41	67	38	44	67
Allowance for credit losses – end of period	$323	$320	$292	$280	$310

Allowance for loan losses as a percentage of total loans	0.30%	0.27%	0.27%	0.23%	0.26%

Nonperforming assets	$88	$105	$109	$107	$114
(a) Includes allowance for credit losses on federal funds sold and securities purchased under resale agreements, available-for-sale securities, held-to-maturity securities, accounts receivable, cash and due from banks and interest-bearing deposits with banks.

(b) Includes all other instruments within the scope of ASU 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY Mellon has included in this Financial Supplement certain Non-GAAP financial measures on a tangible basis as a supplement to GAAP information, which exclude goodwill and intangible assets, net of deferred tax liabilities. We believe that the return on tangible common equity – Non-GAAP is additional useful information for investors because it presents a measure of those assets that can generate income, and the tangible book value per common share – Non-GAAP is additional useful information because it presents the level of tangible assets in relation to shares of common stock outstanding.

Net interest revenue, on a fully taxable equivalent ("FTE") basis – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income which allows for the comparison of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income.

BNY Mellon has also included the adjusted pre-tax operating margin – Non-GAAP, which is the pre-tax operating margin for the Investment and Wealth Management business segment, net of distribution and servicing expense that was passed to third parties who distribute or service our managed funds. We believe that this measure is useful when evaluating the performance of the Investment and Wealth Management business segment relative to industry competitors.

The presentation of the growth rates of investment management and performance fees on a constant currency basis permits investors to assess the significance of changes in foreign currency exchange rates. Growth rates on a constant currency basis were determined by applying the current period foreign currency exchange rates to the prior period revenue. We believe that this presentation, as a supplement to GAAP information, gives investors a clearer picture of the related revenue results without the variability caused by fluctuations in foreign currency exchange rates.

Notes:
Return on common and tangible common equity ratios are annualized.

Return on common equity and tangible common equity reconciliation
(dollars in millions)	2Q23	1Q23	4Q22	3Q22	2Q22	YTD23	YTD22
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$1,031	$905	$509	$319	$835	$1,936	$1,534
Add: Amortization of intangible assets	14	14	16	17	17	28	34
Less: Tax impact of amortization of intangible assets	4	3	4	4	4	7	8
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – Non-GAAP	$1,041	$916	$521	$332	$848	$1,957	$1,560

Average common shareholders’ equity	$35,769	$35,604	$35,259	$35,942	$36,199	$35,687	$36,778
Less: Average goodwill	16,219	16,160	16,229	17,189	17,347	16,190	17,418
Average intangible assets	2,888	2,899	2,905	2,922	2,949	2,894	2,964
Add: Deferred tax liability – tax deductible goodwill	1,193	1,187	1,181	1,175	1,187	1,193	1,187
Deferred tax liability – intangible assets	660	660	660	660	668	660	668
Average tangible common shareholders’ equity – Non-GAAP	$18,515	$18,392	$17,966	$17,666	$17,758	$18,456	$18,251

Return on common equity – GAAP	11.6%	10.3%	5.7%	3.5%	9.3%	10.9%	8.4%
Return on tangible common equity – Non-GAAP	22.6%	20.2%	11.5%	7.5%	19.2%	21.4%	17.2%

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Book value and tangible book value per common share reconciliation	2023		2022
(dollars in millions, except common shares and unless otherwise noted)	June 30	March 31	Dec. 31	Sept. 30	June 30
BNY Mellon shareholders’ equity at period end – GAAP	$40,933	$40,634	$40,734	$39,737	$40,984
Less: Preferred stock	4,838	4,838	4,838	4,838	4,838
BNY Mellon common shareholders’ equity at period end – GAAP	36,095	35,796	35,896	34,899	36,146
Less: Goodwill	16,246	16,192	16,150	16,412	17,271
Intangible assets	2,881	2,890	2,901	2,902	2,934
Add: Deferred tax liability – tax deductible goodwill	1,193	1,187	1,181	1,175	1,187
Deferred tax liability – intangible assets	660	660	660	660	668
BNY Mellon tangible common shareholders’ equity at period end – Non-GAAP	$18,821	$18,561	$18,686	$17,420	$17,796

Period-end common shares outstanding (in thousands)	778,782	789,134	808,445	808,280	808,103

Book value per common share – GAAP	$46.35	$45.36	$44.40	$43.18	$44.73
Tangible book value per common share – Non-GAAP	$24.17	$23.52	$23.11	$21.55	$22.02

Net interest margin reconciliation
(dollars in millions)	2Q23	1Q23	4Q22	3Q22	2Q22
Net interest revenue – GAAP	$1,100	$1,128	$1,056	$926	$824
Add: Tax equivalent adjustment	1	—	2	3	3
Net interest revenue (FTE) – Non-GAAP	$1,101	$1,128	$1,058	$929	$827

Average interest-earning assets	$362,049	$348,378	$352,987	$352,062	$370,782

Net interest margin – GAAP (a)	1.20%	1.29%	1.19%	1.05%	0.89%
Net interest margin (FTE) – Non-GAAP (a)	1.20%	1.29%	1.19%	1.05%	0.89%
(a) Net interest margin is annualized.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Pre-tax operating margin reconciliation - Investment and Wealth Management business segment
(dollars in millions)	2Q23	1Q23	4Q22	3Q22	2Q22	YTD23	YTD22
Income (loss) before income taxes – GAAP	$129	$93	$125	$(497)	$208	$222	$420

Total revenue – GAAP	$813	$827	$825	$862	$899	$1,640	$1,863
Less: Distribution and servicing expense	93	86	87	88	91	179	170
Adjusted total revenue, net of distribution and servicing expense – Non-GAAP	$720	$741	$738	$774	$808	$1,461	$1,693

Pre-tax operating margin – GAAP (a)	16%	11%	15%	(57)%	23%	14%	23%
Adjusted pre-tax operating margin, net of distribution and servicing expense – Non-GAAP (a)	18%	13%	17%	(64)%	26%	15%	25%
(a) Income before income taxes divided by total revenue.

Constant currency reconciliations			2Q23 vs.
(dollars in millions)	2Q23	2Q22	2Q22
Consolidated:
Investment management and performance fees – GAAP	$762	$833	(9)%
Impact of changes in foreign currency exchange rates	—	(2)
Adjusted investment management and performance fees – Non-GAAP	$762	$831	(8)%

Investment and Wealth Management business segment:
Investment management and performance fees – GAAP	$760	$830	(8)%
Impact of changes in foreign currency exchange rates	—	(2)
Adjusted investment management and performance fees – Non-GAAP	$760	$828	(8)%